SOFTWARE DEVELOPMENT AGREEMENT

     Software Development Agreement (the "AGREEMENT") is made effective January 13, 2004 (the "EFFECTIVE DATE"), between Rapidtron Inc. (the "PURCHASER") and Pioneering Innovation Inc. (the "DEVELOPER").

     RECITALS:

     (a)  The  Developer  has  expertise  in  software  development;

     (b) The Purchaser has requested the Developer to custom develop for the Purchaser certain software; and

     (c) The Developer has agreed to develop such software for the Purchaser on the terms and conditions contained herein.

     (d)  The  Developer  has performed those services identified on Schedule D.

     In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which acknowledged), the parties agree as follows:

SECTION 1 DEVELOPMENT AND DELIVERY OF THE SOFTWARE.

(1) Developer has developed for the Purchaser the computer program known as the COM DLL as more particularly described in Schedule "A" and in accordance with the specifications detailed in Schedule "B".

(2) Upon execution and delivery of this Agreement and the Initial Payment the Purchaser completing the payment schedule in Section 5, the Developer shall deliver to the Purchaser a full and complete copy of the COM DLL together with all versions thereof in all media of expression and all software, utilities, object and source code (in machine readable and listing form), documentation, functional specifications, flow charts, source code notes, techniques, algorithms and processes embodied in such source code, test routines and information related thereto and all information describing the features, installation, use and maintenance thereof (with the COM DLL, collectively, the "SOFTWARE").

(3) The Developer will deliver to the Purchaser a compiled and operational version of the COM DLL upon receipt of the Initial Payment.

SECTION 2 SUPPORT

(1) During the term of this Agreement, the Developer shall provide to the Purchaser the support and maintenance services that constitute Phases 2 and 3, as defined in Schedule "C".

(2) The Developer makes no promises to upgrade or maintain the COM DLL beyond its present state. The Developer will correct defects to the COM DLL but will not upgrade the software with new functionality.

                                     -2/19-


(3) The Developer will provide each Third Party Vendor access to an FTP site containing the COM DLL, document outlining its use, and any software examples completed.

(4) The Developer will provide three (3) hours of support for integrating the COM DLL with each Third Party Vendor. Support shall include answering technical questions by telephone and/or email.

(5) The Developer will not provide any support to an installation using the COM DLL. The Developer will support the Third Party Vendor as defined in Schedule "C".

(6) If a site visit is required to support a Third Party Vendor's integration of the COM DLL, all reasonable travel expenses shall be covered by the Purchaser.

(7) If more than three (3) hours are required to support a third party software integration of the COM DLL, and the extra time required is not related to a fault of the COM DLL or the Developer (as outlined in this Agreement), then the Purchaser shall be contacted and informed that extra time is required to complete the integration.

(8) If the Purchaser provides permission to continue with the integration support, the Developer shall bill the Purchaser at a rate of US seventy five dollars per hour (US$75 per hour) plus any long distance charges which are incurred in providing those services.

(9) The Developer shall provide post-Agreement support as outlined in Phase 4 (Schedule "C").

SECTION  3     OWNERSHIP

(1) Upon the execution and delivery of this Agreement and the Initial Payment, the Purchaser shall have all ownership rights in and to the Software and all Intellectual Property Rights therein, including all "know-how" used or acquired in connection with the design and development by the Developer of the Software; provided however that the Developer shall also have ownership of the "know-how" commonly known by or available to the public with equivalent technological skills as the Developer. As used in this Agreement, "INTELLECTUAL PROPERTY RIGHTS" means all right, title, interest and benefit in and to all registered or unregistered trade marks, trade or brand names, service marks, copyrights, copyright applications, designs, inventions, licenses, sub-licenses, franchises, formulae, processes, proprietary information, know-how, technology, technical data, schematics or other intellectual or industrial property.

(2) Any and all "Work Products" (as defined below) whether developed by Developer and/or any of Developer's agents, employees or contractors, alone or with others, in connection with the performance of services under this Agreement, are the exclusive property of the Purchaser and all title and interest therein (including but not limited to trade secrets, patents, copyrights or other intellectual property rights) shall fully vest exclusively in the Purchaser and shall be deemed to be a "work made for hire" and made in the course of the services rendered hereunder. To the extent that title to

                                     -3/19-


     any Work Products may not, by operation of law, vest in the Purchaser or such Work Products may not be considered works made for hire, all right, title and interest therein are hereby irrevocably assigned to the Purchaser. Developer agrees to give the Purchaser and any person or entity designated by the Purchaser, any reasonable assistance required to perfect the rights defined in this Section, and agrees to execute all documents necessary to obtain such rights in the Purchaser. The Purchaser shall have the right to file any domestic or foreign jurisdiction in the name of the Purchaser for any of the intellectual property rights contained in this Agreement. Developer agrees that prior to having any third party become involved in the work to be performed under this Agreement, Developer shall, in addition to obtaining the Purchaser's prior approval, require such person or entity agree to the obligations of this Section. As used herein, the term "WORK PRODUCTS" means and includes, without limitation, a discovery, a development, a design, an improvement, an invention, a know-how, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, business plans, software programs (including the object and source code thereto) or a list (whether in written form or otherwise) of actual or potential customers or suppliers, which is not commonly known by or available to the public.

(3) The Developer shall obtain from all of its consultants, technicians, experts and employees involved in the development of the Software appropriate written assignments and waivers of any Intellectual Property Rights and associated moral rights resulting from their contributing efforts to the Software and provide copies thereof to the Purchaser, if requested.

(4) The Developer shall do all things and execute without further consideration, such further assurances, confirmatory assignments, applications and other instruments as may reasonably be required to obtain Intellectual Property Rights registrations for the Software and vest the Intellectual Property Rights in the Software in the Purchaser, its successors and assigns.

SECTION 4 TERM

     The Term of this Agreement shall be three (3) years from the date it is signed.

SECTION 5 PURCHASE PRICE; PAYMENT

     (a) As compensation for developing and delivering the Software in accordance with this Agreement, and as full and complete satisfaction of the purchase price for all rights, title and interest in and to the Software and the Intellectual Property Rights related thereto, the Purchaser shall pay to the Developer a total of one hundred thousand US dollars (US$100,000) cash (the "Purchase Price") paid over the first twenty four (24) months of the Term in equal monthly installments of Four Thousand One Hundred Sixty-six and 67/100 Dollars ($4,166.67) beginning on the execution and delivery of this Agreement (the "Initial Payment") and continuing on the 15th day of each subsequent month thereafter, provided, however, that if on or before December 31, 2004, Purchaser pays to Developer $90,000 of the Purchase

                                     -4/19-


          Price, then the Purchase Price shall be reduced by ten percent (10%) to $90,000.

     (b) As consideration for the services to be performed under this Agreement, including those services performed between June 1, 2003, and the Effective Date, Purchaser shall pay to Developer additional compensation in the form of an "Award" of up to a total of 40,000 shares of Purchaser's common stock (the "Common Stock"), to be issued on a quarterly basis during the Term of this Agreement as follows.

          (i) Provided Developer has performed all of its obligations under this Agreement, Purchaser shall issue to Developer ten (10) shares of Common
     Stock per satellite installed during the calendar quarter becomes fully integrated and operational with the Software. The Common Stock shall be issued as an award of stock under Purchaser's 2003 Stock Plan (the "Plan") and shall be subject to all provisions of the Plan.

          (ii) Within ten (10) days following the end of each calendar quarter, Developer shall deliver to Purchaser a report of all Software integrations completed during such quarter.

          (iii) Within thirty (30) days following receipt of the report set forth in subsection (ii) above, Purchaser shall deliver to Developer a report of the number of turnstiles that became fully integrated and operational during the quarter as a result of the integrations reported by Developer, together with the Common Stock earned.

          Representations; warranties.

     The Developer represents and warrants to the Purchaser as follows, and acknowledges that the Purchaser is relying upon such representations and warranties:

     (a) the Developer has the capacity to enter into this agreement and to perform all obligations hereunder;

     (b) the Software has been designed, developed and implemented in accordance with the specifications detailed in Schedule "B";

     (c) the Software functions in accordance with the specifications detailed in Schedule "B";

     (d) the Developer owns all rights, title and interest in and to the Software and Intellectual Property Rights; neither the service(s) nor the Software will infringe upon the rights of third parties or violate the terms of any other agreement binding the Developer or the work of Developer, other than those rights of Axess AG;

     (e) the Software is free and clear of all third party liens, claims and encumbrances;

                                     -5/19-


     (f) the Software does not contain any back door, time bomb, drop dead device or other software routine designed to disable the Software automatically either with the passage of time or under positive control of any person;

     (g) the Software does not contain any viruses, trojan horses, worms or other software routines designed to disable, erase or otherwise harm the Software, the Purchaser's hardware or data, or to permit unauthorized access to the Purchaser's hardware or data, or to perform any similar actions;

     (h) the Developer has not entered into any source code escrow agreement, support agreement, license agreement, marketing agreement, distribution agreement or any other arrangement with any third party with respect to the Software;

     (i) The Developer is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Common Stock;

     (j) The Developer is purchasing the Common Stock as principal for its own account. The Developer is purchasing the Common Stock for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities
          Act) thereof, and has not pre-arranged any sale with any other purchaser;

     (k) The Developer understands that the offer and sale of the Common Stock is not being registered under the Securities Act based on the exemption from registration provided by Rule 506 promulgated under
          Section 4(2) of the Securities Act or Regulation S of the Securities Act, and that the Purchaser is relying on such exemption;

     (l) The Developer certifies that it is not a U.S. person and is not acquiring the Shares for the account or benefit of any U.S. person. As used herein, the term "U.S. person" means and includes (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States;
          (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Securities Act) who are not natural persons, estates or trusts;

                                     -6/19-


     (m) The Developer understands that the Common Stock is being offered and sold to it in reliance on an exemption from the registration requirements of the Securities Act, and that the Purchaser is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Developer set forth herein in order to determine the applicability of such safe harbor and the suitability of the Developer to acquire the Common Stock;

     (n) The Common Stock has not been registered under the Securities Act and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless such transaction is the subject of a registration statement filed with and declared effective by the Common Stock and Exchange Commission (the "SEC") or unless an exemption from the registration requirements under the Securities Act is available and in accordance with Rule 144. The Developer represents and warrants and hereby agrees that all offers and sales of the Common Stock shall be made only pursuant to such registration or to such exemption from registration;

     (o) The Developer acknowledges that the purchase of the Common Stock involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Common Stock, including the total loss of its investment;

     (p) The Developer has been furnished with or has acquired copies of all requested information concerning the Purchaser, including a copy of the Plan, the most recent audited financial statements of the Purchaser, the most-recent annual report on Form 10-KSB, and the interim periodic reports on Form 10-QSB and Form 8-K;

     (q) The Developer, in making the decision to purchase the Common Stock to be earned pursuant to this Agreement, has relied upon independent investigations made by it and its purchaser representatives, if any, and the Developer and such representatives, if any, have prior to any sale to it, been given access and the opportunity to examine all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from, the Purchaser or any person acting on its behalf concerning the terms and conditions of this offering. The Developer and its advisors, if any, have been furnished with access to all materials relating to the business, finances and operation of the Purchaser and materials relating to the offer and sale of the Common Stock which have been requested. The Developer and its advisors, if any, have received complete and satisfactory answers to any such inquiries;

     (r) The Purchaser understands that no federal, state or provincial agency has passed on or made any recommendation or endorsement of the Common Stock; and

                                     -7/19-


     (s) Developer has not received any solicitation or advertisement to invest in the Common Stock through any article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; or through any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

SECTION 6 PERFORMANCE OF SOFTWARE.

     The Developer shall correct, during the term of this agreement, any failure of the Software to perform in accordance with the warranties detailed in Section 6.

SECTION 7 INDEMNITY

     (a) Developer shall indemnify, defend, protect and hold harmless the Purchaser from and against any and all claims, demands, actions, causes of action, losses, damages, judgments, awards, compromises or settlements, debts, responsibilities, liabilities, obligations, liens, encumbrances, costs or expenses, including reasonable attorneys fees, witness fees, accounting fees and related costs from time to time as incurred by the Purchaser in connection with, arising out of, or related to (i) the breach of the representations and warranties set forth in Section 6 above, or (ii) the gross negligence and willful misconduct of Developer or its agents, employees and representatives, in connection with the software.

     (b) Nothing in this Agreement shall obligate Developer to indemnify, defend or hold harmless Purchaser from any claims or liabilities to the extent of the negligent, reckless or otherwise tortuous conduct of the Purchaser or its agents, employees and representatives.

SECTION 8 LIMITATIONS AND EXCLUSIONS.

(1) EXCEPT AS PROVIDED IN THIS AGREEMENT, THERE ARE NO OTHER EXPRESS WARRANTIES, AND THERE ARE NO IMPLIED WARRANTIES OR CONDITIONS, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABLE QUALITY AND FITNESS FOR A PARTICULAR PURPOSE.

(2) IN NO EVENT SHALL THE DEVELOPER, OR THEIR DIRECTORS, OFFICERS, EMPLOYEES, CONSULTANTS OR SHAREHOLDERS BE LIABLE TO ANY OTHER PARTY FOR INDIRECT OR CONSEQUENTIAL, INCIDENTAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES,
     INCLUDING, WITHOUT LIMITATION, ANY BUSINESS OR ECONOMIC LOSS EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, IN EXCESS OF THE PURCHASE PRICE AND OTHER CONSIDERATION PAID TO THE DEVELOPER PURSUANT TO THIS AGREEMENT, UNLESS AS THE RESULT OF A BREACH OF THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTIONS 6(d), 6(e), 6(f), 6(g) OR 6(h).

                                     -8/19-


SECTION 9 CONFIDENTIAL INFORMATION.

     Except as may be required by law, the Developer agrees to not use, directly or indirectly, for its own account or for the account of any person or entity or disclose to any person or entity, the Purchaser's proprietary or confidential information disclosed or entrusted to him or developed or generated by it in the performance of its duties, including but not limited to information relating to the Purchaser's organizational structure, operations, business plans, technical projects, pricing data, business costs, research data results, inventions, trade secrets, customers lists or other work produced or developed by or for the Purchaser whether on the premises of the Purchaser or elsewhere. This Section 9 shall not apply to any proprietary, confidential or secret information which at the time of disclosure to Developer, is generally available to the public, or becomes available to the Developer in writing on a non-confidential basis from a third party, provided such third party does not have any duty to Purchaser to keep such information confidential. In the event of a violation, contravention, breach or threatened breach of this Section 9 by the Developer, the Purchaser shall be entitled to both temporary and permanent injunctive relief.

SECTION 10 DEFAULT

(1) Developer shall have the right to terminate this Agreement by written notice to Purchaser if:

     (a) the Purchaser becomes bankrupt or insolvent, or files any proposal or makes any assignment for the benefit of creditors;

     (b)  a  receiver  is  appointed  for  any of the property of the Purchaser;

     (c)  an  order  is  made  for  the  winding  up  of  the  Purchaser;  and

     (d) the other party makes a sale in bulk of all, or substantially all, of its assets.

(2) If a party is in default of any term of this Agreement (such party being the "DEFAULTING PARTY"), the other party shall give the Defaulting Party notice requiring the Defaulting Party to remedy the default within a specified time of not less than 30 days. If, prior to the elapse of the specified time, the Defaulting Party does not remedy the default or submit, to the other party, a plan for remedying the default that is acceptable to the other party, the other party may terminate this Agreement forthwith for cause by notice to the Defaulting Party to that effect.

(3) If the Developer terminates this Agreement as a result of the Purchaser being in default of the payment of the Purchase Price, the Purchaser shall remain liable for payment for the Software accepted by the Purchaser under this Agreement prior to termination by the Developer. To the extent that the Purchaser has not fully paid for such Software up to the date of termination, the amount that was to have been paid in subsequent monthly payments in Section (5)(a) shall be deemed, immediately prior to the Developer's termination of this Agreement, to have become due and

                                     -9/19-


     payable to the Developer. The Purchaser shall, immediately following the date of termination, pay to the Developer all amounts payable for such Software.

(4) The provisions of clauses (2) and (3) are without prejudice to any other rights either party may have against the other party, in law or in equity.

(5)  If the Purchaser defaults on any payment it is required to make pursuant to
     Section 5 hereof and does not remedy such default within 30 days of the date upon which it receives a notice from the Developer advising it of such default, all ownership rights in and to the Software revert back to the Developer. Purchaser, however, will have ownership to use the COM DLL indefinitely for Satellite installations performed to date.

(6)  Sections  5(a)  and  8  survive  termination  of  the  Agreement.

SECTION 11 DEVELOPER TO BE INDEPENDENT CONTRACTOR.

     The parties agree that the Developer is an independent contractor and that it is not an employee or agent of the Purchaser and this Agreement shall not create any partnership, joint venture, employer/employee, principal/agent, master/servant or any other relationship between the Purchaser, on the one hand and the Developer, on the other, except that of independent contractor.

SECTION 12 MISCELLANEOUS.

(1) Any notice, direction or other communication to be given under this Agreement shall be in writing and given by delivering it or sending it by email or other similar form of recorded communication addressed:

     (i)  to the Purchaser at:
          3151 Airway Avenue
          Building Q
          Costa Mesa, CA
          92626
          USA

          Attention:   Steve Meineke

          Telephone:   949-798-0652
          Email:       smeineke@rapidtron.com

          with a copy to:

          Lee & Goddard LLP
          18500 Von Karman Avenue, Suite 400
          Irvine, California 92612
          Attn: Raymond A. Lee
          Telephone: 949-253-0500
          Email: ral@leegod.com

                                    -10/19-


     (ii) to the Developer at:
          811-124 Springfield Rd
          Ottawa, ON
          K1M 2C8
          Canada

          Attention:   Bruce Spurr

          Telephone:   613-742-6415
          Email:       bspurr@9point87.com
                       -------------------

          With a copy to:
          Stikeman Elliott LLP
          50 O'Connor Street, Suite 1600
          Ottawa, Ontario
          K1P 6L2
          Canada
          Attn: Roula Eatrides
          Telephone: 613.564.3465
          Email: reatrides@stikeman.com

     Any such communication shall be deemed to have been validly and effectively given (i) if personally delivered, on the date of such delivery if such date is a business day and such delivery was made prior to 4:00 p.m. (Ottawa time) and otherwise on the next business day, or (ii) if transmitted by email or similar means of recorded communication on the business day following the date of transmission. Any party may change its address for service from time to time by notice given in accordance with the foregoing and any subsequent notice shall be sent to such party at its changed address.

(2) This Agreement may only be amended, supplemented or otherwise modified by written agreement signed by the Developer and the Purchaser.

(3) No waiver of any provisions of this Agreement shall be deemed to constitute a waiver of any other provisions (whether or not similar); nor shall such waiver be binding unless executed in writing by the party to be bound by the waiver. No failure on the part of the Developer or the Purchaser to exercise, and no delay in exercising any right under this Agreement shall operate as a waiver of such right; nor shall any single or partial exercise of any such right preclude any other or further exercise of such right or the exercise of any other right.

(4) This Agreement constitutes the entire agreement between the parties with respect to all of the subject matter hereof and the parties acknowledge and agree that its execution has not been induced by, nor do either of the parties rely upon or regard as material, any representations or writings whatsoever not incorporated and made a part of this Agreement. This Agreement supersedes any prior agreements understandings, negotiations and discussions, whether oral or written, between the parties.

                                    -11/19-


(5) The Purchaser and the Developer agree to do such things, attend such meetings and to execute such further documents and assurances as may be deemed necessary or advisable from time to time in order to carry out the terms and conditions of this Agreement in accordance with its true intent.

(6) Neither the Purchaser nor the Developer shall sell, transfer, assign or otherwise dispose of this Agreement or any of its rights and obligations hereunder at any time without the prior written consent of the other party. A change of control shall be deemed an assignment. For the purposes of this Agreement, a change of control is defined as and one of the following events: (a) Bruce Spurr selling a majority of his shares in the Developer,
     (b) Developer selling or transferring all or substantially all of the assets of the Developer, or (c) Bruce Spurr resigning or otherwise leaving his position as officer of Developer.

(7) This Agreement shall be binding upon and enure to the benefit of the Purchaser, the Developer, and their respective heirs, executors, legal personal representatives, successors and permitted assigns.

(8) If any provision of this Agreement is determined to be illegal, invalid or unenforceable, in whole or in part, that provision shall be severed from this Agreement and the remaining provisions shall continue in full force and effect.

(9) This Agreement shall be governed by and interpreted and enforced in accordance with the laws the State of California and the federal laws of the United States.

(10) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

(11) The division of this Agreement into Sections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

(12) The schedules attached to this Agreement shall, for all purposes of this Agreement, form an integral part of it. The expression "Schedule" followed by a letter or number mean and refer to the specified Schedule attached to this Agreement as may be amended from time to time in accordance with this Agreement.

(13) This Agreement is subject to the approval of Purchaser's Board of Directors and the consent of the Lead Investor pursuant to the attached Consent.

                                    -12/19-


     IN WITNESS WHEREOF this Software Development Agreement has been executed by the parties as of the date first above written.



                           PIONEERING INNOVATION INC.

                           By: /s/ Bruce Spurr
                               -------------------------------------
                               Bruce Spurr

                               -------------------------------------



                           RAPIDTRON INC.

                           By: /s/ John Creel
                               -------------------------------------
                               John Creel, President
                               & Chief Executive Officer

                               -------------------------------------

                                    -13/19-


SCHEDULE  "A"
SOFTWARE  DESCRIPTION

DEFINITIONS

"Third Party Vendor" is defined as the company who owns the Host Software.

"Host Software" is defined as the software application being used by the customer to perform membership verification and other functions; contains the membership database or access to the membership database.

"Satellite" is defined as an Axess AG (of Salzburg, Austria) barcode and/or smart card reader. Each Satellite has a unique IP address that can be assigned on installation, and changed if required.

DESCRIPTION

The COM DLL is an in-process component object model dynamic link library. It allows the Host Software to receive and return data to the Satellite. The COM DLL must be compiled into the Host Software. The COM DLL must be instantiated for each Satellite and told what the IP address and gate number of the Satellite. The COM DLL will then create a TCP/IP communication link to the Satellite. This link remains open until the Host Software requests the Satellite be shut down or the TCP/IP connection is lost.

BASIC  FUNCTIONALITY

A Satellite is installed in a fitness club (or other venue requiring access control), attached to a network, controlled by a server. The IP address of the Satellite is transparent from Satellite to the server. The server controls the Satellite at the club. A member swipes a card at the Satellite; the COM DLL picks up the swipe information and transfers it to the Host Software. The COM DLL then raises an event which the Host Software picks up and is provided with the member ID. The COM DLL then awaits a confirmation. The Host Software will verify the member ID and return to the COM DLL allow/deny entry, and any messages, sounds and lighting sequence to display on the Satellite.

                                  SCHEDULE "B"
                                 SPECIFICATIONS

CURRENT VS. NEW SETUP

The current setup:


      Satellite                      TaReaderSrv         ECM            DLL

          O<------------->O<------------->O<------------->O<------------->O


                                        |                   |

                                       -----------------------
                                       |                     |
                                       |     Need Local      |
                                       |         PC          |
                                       |                     |
                                       -----------------------

New  setup:

                                                                        COM
      Satellite                                                         DLL

          O<------------------------------------------------------------->O


The existing setup has 5 connection points: The Satellite is connected to the Communication Box which is connected to a local PC. The PC contains the ECM software which uses the TaReaderSrv software to communicate to the Satellite. The ECM also communicates to the Third Party Vendor software (typically through a DLL, but other methods are possible). This setup has 5 major software and hardware connection points.

The new setup has 2 connection points: a Satellite connected to the server (containing the Host Software and COM DLL). The new setup eliminates two pieces of hardware and two pieces of software; Communication Box & local PC, and, TaReaderServer (TaReaderSrv) and the ECM.

The new setup will work for many different system setups, such as: local PC application, server-hosted application, and server-distributed application. The COM DLL should also work on the major types of local area and wide area networks.

The COM DLL will be able to read both barcode cards and RF smart cards. For RF smart cards, the COM DLL will be upgraded, if necessary, to read the ChipID number as well as a membership number stored on the card if and only if the ChipID memory location is made available to the Developer.

PROGRAMMING  ENVIRONMENTS  SUPPORTED

The COM DLL has been successfully integrated into software build in the following development environments:

-     Visual Basic 6

-     Visual Basic.net

-     Microsoft C++

-     Visual FoxPro

OPERATING  SYSTEMS  SUPPORTED

The  COM  DLL will function in Windows 98, Windows 2000, Windows NT, and Windows
XP.

Other operating systems such as Linux and Unix may support the COM DLL, but the Developer offers no support or guarantees that a successful installation in such an environment is achievable.

                                  SCHEDULE "C"
                                     PHASES

PHASE  1:  DEVELOPMENT  AND  TESTING

The COM DLL has been developed in Microsoft Visual C++ as a component object model dynamic link library to interface the Third Party Vendor's software with the Purchaser Satellite as per the specifications in Schedule "B".

To test the COM DLL it was integrated into a Third Party Vendor's software. The integration was then setup in a live environment to read from and reply to the Purchaser Satellite.

Two Third Party Vendors were chosen to complete the testing of the COM DLL: BNW Software (venue for live environment test was UCLA) and CMR Computer (venue for live environment test was a Ron Hemelgarn fitness club). Both sets of integrations and test installations were successful.

Deliverables:
     -    Development of COM DLL as per Schedule B specifications
     -    Successful integration of COM DLL with two Third Party Vendors
     - Successful installation of Satellite controlled by COM DLL through Third Party Vendors' software

PHASE  2:  INTEGRATION

"Integration" is defined as the COM DLL being included in a Third Party Vendor's software which will allow that software to receive data from the Satellite and return a response to the Satellite.

Each Third Party Vendor will be provided:

     - testing of the Integration using Rapidtron's designated test reader(s).
     -    the COM DLL and any existing supporting documentation and examples
     - three (3) hours of support by phone and/or email to resolve technical questions concerning the integration of the COM DLL

If more then three (3) hours are required to support the integration for any given Third Party Vendor, then the Purchaser shall be notified immediately that more time is required. The Purchaser must provide permission to the Developer to proceed with a bill rate of seventy five US dollars per hour (US$75/hour).

Term: Duration of this Agreement.

PHASE  3:  INSTALLATIONS

"Installation(s)" is defined as a Purchaser Satellite installed at a venue which uses the Third Party Vendor's software with the COM DLL integrated. An installation is deemed successful when the Satellite can transmit the data it reads to the Third Party Vendor's software and the software can reply back to the gate and allow or deny entry with the selected lighting, sound and text.

Support: None. The Developer supports Integration and not Installations. If there is a problem with the installation, the Third Party Vendor must be contacted.

PHASE  4:  POST-AGREEMENT  SUPPORT

The Developer shall provide its services to support the COM DLL at a rate of seventy five US dollars per hour (US$75/hour) for a minimum of two (2) years following the termination of this agreement.

The  Developer  shall have the right to limit this support to a maximum of forty
(40) hours per month. If additional monthly support is required, the Developer may use standard charge rates at its discretion.

                                                  Schedule D

                                                   Com DLL

                                             (through 12/22/2003)



-----------------------------------------------------------------------------------------------------------
          COMPANY                             CONTACT                      VENUE           # OF SATELITES
--------------------------------  --------------------------------  -------------------  ------------------
Custom Design System              Russ Baker, Scott Elowitz         COM DLL Text file    2/Gold's San Mateo
--------------------------------  --------------------------------  -------------------  ------------------
CSI                               Jonathan Ross, Barry McKeone,     COM DLL - 8-Oct-03                    1
                                  Tai Law, Frank McDuff
--------------------------------  --------------------------------  -------------------  ------------------
ASF International                 Alon Fluxman                      COM DLL - 1-Oct-03                    -
--------------------------------  --------------------------------  -------------------  ------------------
Aphelion                          Steve Lewis                       COM DLL - 11-Jul-03                   3
--------------------------------  --------------------------------  -------------------  ------------------
CMR Computer (Hemelgarn)          Brian Noel                        COM DLL - 3-Sep-03                    1
--------------------------------  --------------------------------  -------------------  ------------------
Korean                            Mike Lee                          COM DLL - 24-Sep-03                   0
--------------------------------  --------------------------------  -------------------  ------------------
Powerhouse Gym                    COM DLL - 24-Sep-03                                                     0
--------------------------------  --------------------------------  -------------------  ------------------
Redbud Software                   Charles Egan                      COM DLL - 18-Jun-03                   0
--------------------------------  --------------------------------  -------------------  ------------------
BNW Software                      Jeff Berg                         COM DLL - 9-Sep-03                    1
--------------------------------  --------------------------------  -------------------  ------------------
In-touch USA                      Gary Hickman (tech), Tim Maskrey  COM DLL - 26-Jun-03                   0
--------------------------------  --------------------------------  -------------------  ------------------
RTP                               Dave Stoneback                    COM DLL - 11-Aug-03                 tbd
--------------------------------  --------------------------------  -------------------  ------------------
AMC Computer Corp.                Ann Pedersen                      COM DLL - 22-Oct-03                   0
--------------------------------  --------------------------------  -------------------  ------------------
Twin Oaks                         Andrew Irish                      COM DLL - 26-Oct-03                   1
--------------------------------  --------------------------------  -------------------  ------------------
Fox Valley                        John Michael                      COM DLL - 10-Dec-03                   0
-----------------------------------------------------------------------------------------------------------

CONSENT

Ceres Financial Limited, a British Virgin Island company, hereby consents to the foregoing Software Development Agreement to which this Consent is attached, including the issuance of the shares of common stock of Rapidtron, Inc., a Nevada corporation, to Developer as an Award under the 2003 Stock Plan.

CERES FINANCIAL LIMITED,
a British Virgin Island company

By:/s/ J. Duffy
   --------------------------------
Its:
    -------------------------------